UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2018

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Company's telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

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Item 3.02    Unregistered Sale of Equity Securities.

On July 9, 2018, consistent with the previously disclosed non-employee director compensation program of Industrial Services of America, Inc. (the “Company”), the Compensation Committee of the Board of Directors of the Company granted each of the four non-employee directors 13,228 restricted stock units (“RSUs”) in accordance with a Restricted Stock Unit Grant Agreement (the “RSU Agreement”) pursuant to the Company’s 2009 Long Term Incentive Plan, as amended (the “2009 Plan”). The grants followed the election of the non-employee directors at the annual meeting of shareholders of the Company on July 9, 2018.

Unless the RSUs are forfeited pursuant to the 2009 Plan or the RSU Agreement, the RSUs vest in full on the first annual anniversary date of grant. Each RSU represents the right to receive one share of the Company’s common stock upon the vesting of the RSU. All of the RSUs will immediately vest upon a change in control of the Company. Vesting may also be accelerated in certain cases upon the death or disability of the grant recipient.

The RSUs and the underlying common stock are issued to the non-employee directors in reliance on the exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. The securities were not offered pursuant to a general solicitation, no underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

The foregoing description of the RSU Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the RSU Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    As further described in Item 3.02 above, the Compensation Committee of the Board of Directors granted to each of the Company’s non-employee directors, including the former Interim CEO, 13,228 RSUs.  The information set forth in Item 3.02 above is hereby incorporated into this Item 5.02.

Item 5.07        Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of the Company on July 9, 2018, shareholders (1) elected each of the five Company nominees to serve a one year term on the Company's Board of Directors and (2) ratified the appointment of MCM CPAs & Advisors LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. The results of the voting are shown below.

Proposal 1 - Election of Board of Directors

Company Nominees	Votes For	Votes Withheld	Broker Non-Votes
Orson Oliver	3,969,596	875,145	3,016,986
Albert A. Cozzi	4,747,893	96,848	3,016,986
Vince Tyra	3,889,924	954,817	3,016,986
William Yarmuth	4,783,942	60,799	3,016,986
Todd L. Phillips	3,267,461	1,577,280	3,016,986

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Votes
6,994,766	863,804	3,157	—

Item 9.01    Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.     Description

10.1	Form of Restricted Stock Unit Grant Agreement for Non-Employee Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date:	July 11, 2018	By:	/s/ Todd L. Phillips
Todd L. Phillips
Chief Executive Officer, President and Chief Financial Officer

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